                                                                    Exhibit 99.1

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Caminus Corporation (the "Company") on Form 10-K for the period ending December 31, 2002, as filed with the Securities and Exchange Commission (the "Report"), I, William P. Lyons, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


          /s/ WILLIAM P. LYONS                                    April 7, 2003
     --------------------------------------
              William P. Lyons
               President and
          Chief Executive Officer